UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 21, 2009
QLOGIC CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	0-23298 (Commission File Number)	33-0537669 (IRS Employer Identification No.)

26650 Aliso Viejo Parkway, Aliso Viejo, California (Address of principal executive offices)	92656 (Zip Code)
Registrant’s telephone number, including area code: (949) 389-6000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
SIGNATURES

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On May 21, 2009, the Compensation Committee of the Board of Directors of QLogic Corporation, a Delaware corporation (the “Company”), approved the following annual cash incentive payments with respect to fiscal year 2009 for the Company’s principal executive officer and principal financial officer and certain of the Company’s executive officers whose compensation was disclosed in the Summary Compensation Table included in the Company’s proxy statement for its last annual meeting of stockholders (together with the Company’s principal executive officer and principal financial officer, the “Named Executive Officers”). There were no changes to the base salaries of the Named Executive Officers.

FY2009 Annual
Name and Principal Position	Cash Incentive
H.K. Desai, Chairman and Chief Executive Officer	$715,000
Simon Biddiscombe, Senior Vice President and Chief Financial Officer	$195,000
Douglas D. Naylor, Vice President, Finance (1)	$75,000
Roger J. Klein, Senior Vice President and General Manager, Host Solutions Group	$165,000
Jesse L. Parker, Vice President and General Manager, Network Solutions Group	$135,000

(1)	Mr. Naylor served as Interim Chief Financial Officer from January 25, 2008 until April 22, 2008.
     On May 21, 2009, the Compensation Committee also granted options and awarded restricted stock units under the Company’s 2005 Performance Incentive Plan to the following Named Executive Officers.

	No. of Shares
Name and Principal Position	Subject to Option	No. of RSUs
H.K. Desai, Chairman and Chief Executive Officer	370,000	89,600
Simon Biddiscombe, Senior Vice President and Chief Financial Officer	100,000	24,200
Douglas D. Naylor, Vice President, Finance (1)	25,000	7,600
Roger J. Klein, Senior Vice President and General Manager, Host Solutions Group	100,000	23,500
Jesse L. Parker, Vice President and General Manager, Network Solutions Group	60,000	14,800

(1)	Mr. Naylor served as Interim Chief Financial Officer from January 25, 2008 until April 22, 2008.
     The exercise price for each option is $13.96, representing the closing price of a share of the Company’s Common Stock on the grant date (May 21, 2009) and each option vests over a four year term, with 25% vesting on the first anniversary of the grant date, and 6.25% vesting on a quarterly basis for the remaining three years.
     Restricted stock units vest in equal annual installments over a four year term and are payable upon vesting in shares of the Company’s common stock on a one — for —one basis.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QLOGIC CORPORATION
May 28, 2009	/s/ Simon Biddiscombe
Simon Biddiscombe
Senior Vice President and Chief Financial Officer